Exhibit 99.1

2019 Annual Shareholders’ Meeting Thursday, April 18, 2019

MOMENTUM: The Pursuit of Excellence A GENDA • Procedural Agenda • Election of Class II Directors • Other Items on the Ballot • Chairman’s Comments • CEO Comments • Financial Review • Shareholder Value • Q&A

MOMENTUM: The Pursuit of Excellence P ROCEDURAL A GENDA • Appointments • Chairman: Leo F. Lambert • Secretary: Kimberly N. Battin • Determination of Quorum • Minutes of 2018 Annual Meeting • Judges of Election

MOMENTUM: The Pursuit of Excellence E LECTION OF C LASS II D IRECTORS Susan E. Hartley Leo F. Lambert Leonard Simpson

MOMENTUM: The Pursuit of Excellence C ONTINUING D IRECTORS Dennis F. Beardslee J. Bradley Scovill Aaron K. Singer Bobbi J. Kilmer Terry L. Lehman Frank G. Pellegrino Through 2020 Class III: Through 2021 Class I:

MOMENTUM: The Pursuit of Excellence O THER I TEMS ON THE B ALLOT • Say on Pay • Appointment of Independent Auditor • Baker Tilly Virchow Krause, LLP

MOMENTUM: The Pursuit of Excellence C HAIRMAN ’ S C OMMENTS Leo F. Lambert Chairman of the Board

MOMENTUM: The Pursuit of Excellence C HAIRMAN ’ S C OMMENTS • Chuck Ferry – Stevens & Lee Law Firm • Ivan Cilik , CPA – Baker Tilly Virchow Krause, LLP

MOMENTUM: The Pursuit of Excellence C HAIRMAN ’ S C OMMENTS • The Board • Retirement: James E. Towner • Resignation: Jan E. Fisher • Appointment: Clark S. Frame

MOMENTUM: The Pursuit of Excellence CEO C OMMENTS Brad Scovill President & Chief Executive Officer

MOMENTUM: The Pursuit of Excellence M ISSION , V ISION & V ALUES Mission : • Creating Value Through Lifelong Relationships Vision : • Every Customer Says, “C&N is the ONLY bank I need.” Values : • Teamwork • Respect • Responsibility & Accountability • Excellence • Integrity • Client - Focus • Have Fun

MOMENTUM: The Pursuit of Excellence D ELIVERY M ODEL S TRATEGY • C&N Team • Technology • Physical Presence

MOMENTUM: The Pursuit of Excellence E XPANSION & G ROWTH • Southeast Region • York

MOMENTUM: The Pursuit of Excellence E XPANSION & G ROWTH • Towanda Relocation Preliminary rendering of building design

MOMENTUM: The Pursuit of Excellence 2018 F INANCIAL R EVIEW END OF PERIOD BALANCES ($ in thousands) 2018 2017 2016 2015 2014 Available - for - sale debt securities $363,273 $355,937 $394,106 $417,904 $508,153 Gross loans 827,563 815,713 751,835 704,880 630,545 Allowance for loan losses 9,309 8,856 8,473 7,889 7,336 Total assets 1,290,893 1,276,959 1,242,292 1,223,417 1,241,963 Deposits 1,033,772 1,008,449 983,843 935,615 967,989 Borrowings 48,768 70,955 64,629 92,263 78,597 Stockholders' equity 197,368 188,443 186,008 187,487 188,362 Common shares outstanding 12,319,330 12,214,525 12,113,228 12,180,623 12,279,980 Trust Assets Under Management 862,517 916,580 879,844 814,788 825,918

MOMENTUM: The Pursuit of Excellence 2018 F INANCIAL R EVIEW AVERAGE BALANCES (in thousands) 2018 2017 2016 2015 2014 Total assets $1,276,140 $1,247,759 $1,229,866 $1,243,209 $1,239,897 Earning assets 1,205,429 1,169,569 1,147,549 1,159,298 1,155,401 Gross loans 822,346 780,640 723,076 657,727 627,753 Deposits 1,027,831 990,917 970,447 968,201 965,418 Stockholders' equity 187,895 188,958 188,373 188,905 185,469

MOMENTUM: The Pursuit of Excellence 2018 F INANCIAL R EVIEW INCOME STATEMENT (in thousands) For the Year Ended December 31 2018 2017 2016 2015 2014 Net interest income $45,703 $41,948 $40,405 $39,917 $40,887 Provision for loan losses 584 801 1,221 845 476 Net interest income after provision for loan losses 45,119 41,147 39,184 39,072 40,411 Noninterest income excluding securities gains 18,597 16,153 15,511 15,478 15,420 Net gains on securities 2,033 257 1,158 2,861 1,104 Loss on prepayment of debt 0 0 0 2,573 0 Noninterest expense excl. loss on prepayment of debt 39,486 36,967 34,744 33,030 34,157 Income before income tax provision 26,263 20,590 21,109 21,808 22,778 Income tax provision 4,250 7,156 5,347 5,337 5,692 Net income $22,013 $13,434 $15,762 $16,471 $17,086

MOMENTUM: The Pursuit of Excellence 2018 F INANCIAL R EVIEW PER COMMON SHARE: 2018 2017 2016 2015 2014 Basic earnings per share $1.79 $1.10 $1.30 $1.35 $1.38 Diluted earnings per share $1.79 $1.10 $1.30 $1.35 $1.38 Cash dividends declared per share $1.08 $1.04 $1.04 $1.04 $1.04 Book value per common share at period - end $16.02 $15.43 $15.36 $15.39 $15.34 Tangible book value per common share at period - end $15.05 $14.45 $14.37 $14.41 $14.36 Weighted average common shares outstanding – basic 12,219,209 12,115,840 12,032,820 12,149,252 12,333,933 Weighted average common shares outstanding – diluted 12,257,368 12,155,136 12,063,055 12,171,084 12,355,916

MOMENTUM: The Pursuit of Excellence 2018 F INANCIAL R EVIEW KEY RATIOS 2018 2017 2016 2015 2014 Return on average assets 1.72% 1.08% 1.28% 1.32% 1.38% Return on average equity 11.72% 7.11% 8.37% 8.72% 9.21% Net interest margin¹ 3.90% 3.82% 3.76% 3.69% 3.80% Efficiency² 60.19% 60.74% 59.22% 56.66% 57.59% Average equity to average assets 14.72% 15.14% 15.32% 15.19% 14.96% Cash dividends as a % of diluted earnings per share 60.34% 94.55% 80.00% 77.04% 75.36% Tier 1 leverage 14.78% 14.23% 14.27% 14.31% 13.89% Total risk - based capital 24.42% 23.07% 23.60% 24.40% 27.60% Nonperforming assets/total assets 1.37% 1.47% 1.43% 1.31% 1.34% Net charge - offs/average loans 0.02% 0.05% 0.09% 0.04% 0.29% (1) Rates of return on tax - exempt securities and loans are calculated on a fully - taxable equivalent basis. (2) The efficiency ratio is calculated by dividing: (a) total noninterest expense excluding losses from prepayment of debt, by (b) the sum of net interest income (including income from tax - exempt securities and loans on a fully - taxable equivalent basis) and noninterest income excluding securities gains or losses.

MOMENTUM: The Pursuit of Excellence 2018 F INANCIAL R EVIEW ¹ Noninterest Income includes noninterest income and nonrecurring revenue ² Noninterest expense includes noninterest expense and nonrecurring expense Note: Peer Group based on the Company’s Proxy Statement dated March 9, 2018 Source: S&P Global Market Intelligence 2018 C&N Percentile within Peer Group Earnings and Profitability Percent of Average Assets: C&N Peer Group Median 2018 2017 Net interest income - fully taxable equivalent 3.68 3.41 89 89 Noninterest income¹ 1.64 0.76 94 94 Noninterest expense² 3.09 2.76 67 61 Provision for loan and lease losses 0.05 0.10 22 39 Securities gains (losses) (0.02) 0.00 11 72 Pretax net operating income - fully taxable equivalent 2.16 1.38 100 100 Net income 1.72 1.12 100 89 Capitalization and Efficiency: Tier 1 leverage ratio 14.78 9.66 100 100 Tier 1 common equity capital/risk - weighted assets 23.24 12.03 100 100 Net loans and leases/equity capital (X) 414.69 766.58 6 6 Efficiency Ratio 60.18 63.94 33 33

MOMENTUM: The Pursuit of Excellence S HAREHOLDER V ALUE

MOMENTUM: The Pursuit of Excellence S HAREHOLDER V ALUE Earnings per Share - Diluted Year - End Stock Price Year - End Price/Earnings Ratio Annual Dividends per Share Annual Dividend Yield¹ 2010 $1.45 $14.86 10.2 $0.39 2.62% 2011 $1.92 $18.47 9.6 $0.58 3.14% 2012 $1.85 $18.90 10.2 $0.84 4.44% 2013 $1.50 $20.63 13.8 $1.00 4.85% 2014 $1.38 $20.67 15.0 $1.04 5.03% 2015 $1.35 $21.00 15.6 $1.04 4.95% 2016 $1.30 $26.20 20.2 $1.04 3.97% 2017 $1.10 $24.00 21.8 $1.04 4.33% 2018 $1.79 $26.43 14.8 $1.08 4.09% Components of Shareholder Return ¹Annual dividend yield calculated based on (a) total dividends declared per share, divided by (b) year - end stock price.

MOMENTUM: The Pursuit of Excellence S HAREHOLDER V ALUE Announcement: CZNC Quarterly Cash Dividend • Amount: $0.27 per share • Record Date: 4/29/2019 • Payable Date: 5/10/2019

MOMENTUM: The Pursuit of Excellence Q&A

Thank You